3Q2020
Supplemental Information
FURNISHED AS OF NOVEMBER 4, 2020 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: the duration and scope of the COVID-19 pandemic; the impact of the COVID-19 pandemic on occupancy rates and on the operations of the Company and its tenants; actions governments take in response to the COVID-19 pandemic, including the introduction of public health measures and other regulations affecting the Company’s properties and the operations of the Company and its tenants; the effects of health and safety measures adopted by the Company and its tenants related to the COVID-19 pandemic; the impact of the COVID-19 pandemic on the business and financial condition of tenants; general economic uncertainty in key markets as a result of the COVID-19 pandemic and a worsening of global economic conditions or low levels of economic growth changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2019, under the heading "Risk Factors," in the Company's Quarterly Reports on Form 10-Q filed with the SEC for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
5	Salient Facts
6	Corporate Information
7	Balance Sheet
8	Statements of Income
9	FFO, Normalized FFO, & FAD
10	Capital Funding & Commitments
11	Debt Metrics
12	Debt Covenants
13	Acquisition & Disposition Activity
14	Re/development Activity
15	Portfolio
16	Associated Health Systems
17	Top Tenants
18	MOB Proximity to Hospital
19	Lease Maturity, Lease & Building Size
20	Historical Occupancy
21	Occupancy Reconciliation
22	Same Store Leasing Statistics
23	Same Store Performance
24	NOI Reconciliations
26	EBITDA Reconciliations
27	Components of Net Asset Value
28	Components of Expected FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

Normalized FFO per share of $0.41 compared to $0.40 in the third quarter of 2019.
Same store cash NOI for the third quarter increased 2.4% over the third quarter of 2019. For the trailing twelve months ended September 30, 2020, same store cash NOI grew 1.9%.
Predictive growth measures in the same store multi-tenant portfolio include:
•Average in-place rent increases of 2.90%
•Future annual contractual increases of 3.04% for leases commencing in the quarter
•Weighted average cash leasing spreads of 4.5% on 516,000 square feet renewed:
◦23% (<0% spread)
◦15% (0-3%)
◦31% (3-4%)
◦31% (>4%)
•Tenant retention of 85.1%
Portfolio leasing activity in the third quarter totaled 816,000 square feet related to 194 leases:
•670,000 square feet of renewals
•146,000 square feet of new and expansion leases
Since the end of the second quarter, the Company acquired seven medical office buildings for $117.1 million totaling 267,000 square feet. Acquisitions included:
◦In San Diego, a 46,000 square foot building adjacent to A rated Palomar Health's Poway Hospital for $16.7 million.
◦In Los Angeles, a 50,000 square foot building for $35.0 million. The property is located adjacent to Huntington Hospital, which is currently under a definitive agreement to join Aa3 rated Cedars-Sinai Health System. The Company owns two other properties adjacent to this campus.
◦In Seattle, a 21,000 square foot building adjacent to AA- rated MultiCare Health System's Allenmore Hospital for $11.0 million. The Company owns three additional properties on or adjacent to this campus.
◦In Atlanta, a 48,000 square foot building adjacent to A rated Wellstar Health System's Kennestone Hospital for $20.5 million. The Company owns four additional properties on or adjacent to this campus.
◦In Houston, a 40,000 square foot building adjacent to A+ rated Memorial Hermann's Woodlands Medical Center for $11.0 million. The Company owns four additional properties adjacent to this campus.
◦In Los Angeles, a 24,000 square foot building adjacent to AA- rated Providence St. Joseph Health's Orange Hospital for $14.0 million.

◦In Colorado Springs, a 37,000 square foot off campus building near BBB+ rated CommonSpirit Health's St. Francis Medical Center for $8.9 million. The property is located immediately adjacent to a medical office building acquired by the Company in March 2020.
In addition, the Company is under contract to purchase 12 properties for $276 million expected to close by year-end, or shortly thereafter, and subject to customary closing conditions.
Since the end of the second quarter, dispositions totaled $249.4 million including two single-tenant properties totaling 386,000 square feet for $244.5 million to Mercy, and one building totaling 26,000 square feet located in Miami.
The Company currently has approximately 3.6 million shares to be settled through forward equity contracts at a weighted average price per share of $31.30. The Company expects gross proceeds of approximately $112 million, before cost of borrowing under the forward contracts.
As of September 30, the Company had cash of $183 million and $700 million available on its revolver.
Net debt to adjusted EBITDA decreased to 4.8 times at the end of the quarter.
On October 2, the Company issued $300 million of senior notes due March 2031 with a coupon rate of 2.05%. The Company also called its $250 million, 3.75% senior notes due 2023, which were redeemed on October 19, 2020.
A dividend of $0.30 per share was declared for the third quarter, which equaled 88.1% of FAD. On a trailing twelve months basis, dividends paid equaled 92.2% of FAD.

OTHER ITEMS OF NOTE

In July 2020, the Company closed on the sale of two properties for $244.5 million. The annualized impact of this transaction is approximately $0.03 per share of dilution once the proceeds are fully reinvested. In the third quarter of 2020, the Company reinvested a portion of the proceeds and experienced approximately $0.02 of FFO per share of dilution. The Company plans to reinvest the remaining proceeds by year-end and expects dilution of $0.01 per share of FFO in the fourth quarter, or a sequential improvement of $0.01 per share.
In October, the Company issued $300 million of 2.05% senior notes due 2031, redeemed its 3.75% senior notes due 2023, and expects accretion of approximately $0.8 million in the fourth quarter of 2020.
The Company added disclosures to its September 30, 2020 Form 10-Q regarding the impact of COVID-19. In addition, the Company provided a business update furnished as Exhibit 99.3 to the Form 8-K on November 4, 2020, which provides additional information. Below are select COVID-19 related matters that occurred in the third quarter:
•Collected over 99% of third quarter rent
•Collected over 96% of scheduled third quarter deferred rent payments
•Less than $100,000 of rent deferrals granted in the quarter
•$6.0 million repaid out of $7.2 million of cumulative deferrals granted

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 4

Salient Facts
AS OF SEPTEMBER 30, 2020

Properties

$4.3B invested in 211 properties
15.5M SF owned in 24 states
11.9M SF managed by Healthcare Realty
95.0% medical office and outpatient
1.9% same store cash NOI growth (TTM)

Capitalization

$5.4B enterprise value as of 11/3/20
$4.1B market capitalization as of 11/3/20
136.1M shares outstanding as of 11/3/20
$0.30 quarterly dividend per share
BBB/Baa2/BBB+ S&P/Moody's/Fitch
25.2% net debt to enterprise value at 9/30/20
4.8x net debt to adjusted EBITDA

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 5

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of September 30, 2020, the Company owned 211 real estate properties in 24 states totaling 15.5 million square feet and was valued at approximately $5.5 billion. The Company provided leasing and property management services to 11.9 million square feet nationwide.

CORPORATE HEADQUARTERS

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461
communications@healthcarerealty.com
www.healthcarerealty.com

EXECUTIVE OFFICERS

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

ANALYST COVERAGE

BMO Capital Markets
Berenberg Capital Markets LLC
BTIG, LLC
CapitalOne Securities, Inc.
Citi Research
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
KeyBanc Capital Markets Inc.
Mizuho Securities USA Inc
Morgan Stanley & Co, LLC
Raymond James & Associates
SMBC Nikko Securities America, Inc.
Wells Fargo Securities, LLC

BOARD OF DIRECTORS

J. Knox Singleton
Chairman, Healthcare Realty Trust Incorporated
Retired Chief Executive Officer, Inova Health System

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

John V. Abbott
Retired Chief Executive Officer
Aviation Asset Management Group, General Electric Company

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

James J. Kilroy
President and Portfolio Manager
Willis Investment Counsel

Peter F. Lyle
Executive Vice President
Medical Management Associates, Inc.

Bruce D. Sullivan
Retired Audit Partner
Ernst & Young LLP

Christann M. Vasquez
Executive Vice President and Chief Operating Officer
Ascension Texas

David R. Emery (1944-2019)
Chairman Emeritus
Healthcare Realty Trust Incorporated

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 6

Balance Sheet
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Real estate properties
Land	$330,840	$312,139	$319,882	$289,751	$267,803
Buildings, improvements and lease intangibles	4,014,740	3,937,657	4,126,046	3,986,326	3,915,308
Personal property	10,962	10,849	10,783	10,538	10,899
Construction in progress	—	—	—	48,731	44,041
Land held for development	24,647	24,647	24,647	24,647	24,647
Total real estate properties	4,381,189	4,285,292	4,481,358	4,359,993	4,262,698
Less accumulated depreciation and amortization	(1,198,444)	(1,169,298)	(1,164,462)	(1,121,102)	(1,106,387)
Total real estate properties, net	3,182,745	3,115,994	3,316,896	3,238,891	3,156,311
Cash and cash equivalents	121,992	43,680	103,370	657	11,809
Restricted cash [1]	60,644	—	—	—	—
Assets held for sale, net	20,051	—	20	37	5,289
Operating lease right-of-use assets	123,807	124,398	125,040	126,177	126,711
Financing lease right-of-use assets	19,776	19,884	12,615	12,667	9,063
Net investment in sales-type leases [2]	—	244,381	—	—	—
Other assets	182,436	183,616	189,708	185,426	181,975
Total assets	$3,711,451	$3,731,953	$3,747,649	$3,563,855	$3,491,158

LIABILITIES AND STOCKHOLDERS' EQUITY
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Liabilities
Notes and bonds payable	$1,554,395	$1,554,936	$1,644,454	$1,414,069	$1,443,919
Accounts payable and accrued liabilities	79,528	65,485	64,574	78,517	75,094
Liabilities of properties held for sale	548	—	74	145	300
Operating lease liabilities	91,466	91,259	91,093	91,574	91,356
Financing lease liabilities	18,697	18,595	17,953	18,037	14,305
Other liabilities	66,442	72,317	70,073	61,504	61,023
Total liabilities	1,811,076	1,802,592	1,888,221	1,663,846	1,685,997
Commitments and contingencies
Stockholders' equity
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,361	1,360	1,349	1,347	1,314
Additional paid-in capital	3,532,130	3,529,559	3,494,123	3,485,003	3,379,572
Accumulated other comprehensive loss	(19,267)	(20,294)	(19,777)	(6,175)	(8,470)
Cumulative net income attributable to common stockholders	1,215,362	1,207,132	1,131,619	1,127,304	1,100,094
Cumulative dividends	(2,829,211)	(2,788,396)	(2,747,886)	(2,707,470)	(2,667,349)
Total stockholders' equity	1,900,375	1,929,361	1,859,428	1,900,009	1,805,161
Total liabilities and stockholders' equity	$3,711,451	$3,731,953	$3,747,649	$3,563,855	$3,491,158

1Restricted cash includes cash held in escrow from the sale of a property in Oklahoma. These proceeds have or will be disbursed as the Company acquires real estate investments in like-kind exchanges under Section 1031 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
2In the second quarter of 2020, the Company entered into agreements to sell two single-tenant net leased properties ("Mercy disposition"), resulting in a lease modification and classification change from operating to sales-type. The properties were sold on July 30, 2020.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 7

Statements of Income
DOLLARS IN THOUSANDS

	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Revenues
Rental income	$123,384	$122,358	$122,644	$119,438	$117,740	$114,351	$110,696	$111,149
Other operating	1,868	1,332	2,163	2,086	2,059	1,966	1,961	2,019
	125,252	123,690	124,807	121,524	119,799	116,317	112,657	113,168
Expenses
Property operating	50,171	46,580	49,552	46,214	46,777	44,286	42,725	42,815
General and administrative	7,299	7,434	8,766	7,669	10,802	7,845	8,510	8,534
Acquisition and pursuit costs [1]	440	431	750	515	501	422	305	200
Depreciation and amortization	47,143	47,691	47,497	46,134	45,137	43,926	42,662	42,437
Bad debts, net of recoveries [2]	—	—	—	—	—	—	—	18
	105,053	102,136	106,565	100,532	103,217	96,479	94,202	94,004
Other income (expense)
Gain (loss) on sales of real estate properties	2,177	68,267	(49)	20,036	200	4,849	15	10,787
Interest expense	(14,154)	(14,442)	(13,960)	(13,816)	(14,181)	(13,850)	(13,588)	(13,602)
Impairment of real estate assets	—	—	—	(7)	—	(5,610)	—	—
Interest and other income (expense), net	8	134	82	5	—	(743)	9	(35)
	(11,969)	53,959	(13,927)	6,218	(13,981)	(15,354)	(13,564)	(2,850)
Net income	$8,230	$75,513	$4,315	$27,210	$2,601	$4,484	$4,891	$16,314

1Includes third party and travel costs related to the pursuit of acquisitions and developments.
2Beginning in the first quarter of 2019 with the adoption of Accounting Standards Codification Topic 842, bad debts, net of recoveries associated with lease revenue was recorded within rental income.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 8

FFO, Normalized FFO, & FAD [1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Net income	$8,230	$75,513	$4,315	$27,210	$2,601	$4,484	$4,891	$16,314
(Gain) loss on sales of real estate assets	(2,177)	(68,267)	49	(20,036)	(200)	(4,849)	(15)	(10,787)
Impairments of real estate assets	—	—	—	7	—	5,610	—	—
Real estate depreciation and amortization	48,295	48,657	48,611	47,042	45,926	44,682	43,383	43,380
FFO	$54,348	$55,903	$52,975	$54,223	$48,327	$49,927	$48,259	$48,907
Acquisition and pursuit costs [3]	440	431	750	515	501	422	305	200
Lease intangible amortization [4]	(35)	(16)	745	4	5	54	84	—
Accelerated stock awards [5]	—	—	—	—	2,854	—	—	—
Debt financing costs	—	—	—	—	—	760	—	—
Normalized FFO	$54,753	$56,318	$54,470	$54,742	$51,687	$51,163	$48,648	$49,107
Non-real estate depreciation and amortization	785	822	823	838	838	829	763	790
Non-cash interest expense amortization [6]	934	1,035	746	731	727	707	702	649
Provision for bad debt, net	(144)	945	(83)	124	(32)	150	(75)	18
Straight-line rent income, net	(535)	(382)	(660)	(781)	(379)	(1)	(270)	(302)
Stock-based compensation	2,445	2,405	2,599	2,133	2,375	2,372	2,639	2,601
Normalized FFO adjusted for non-cash items	58,238	61,143	57,895	57,787	55,216	55,220	52,407	52,863
2nd generation TI	(5,323)	(6,005)	(6,040)	(12,126)	(6,114)	(6,124)	(4,326)	(10,367)
Leasing commissions paid	(1,999)	(2,258)	(2,824)	(4,970)	(2,697)	(2,315)	(1,347)	(2,182)
Capital expenditures	(4,580)	(4,777)	(3,470)	(5,159)	(3,543)	(4,993)	(3,462)	(2,817)
FAD	$46,336	$48,103	$45,561	$35,532	$42,862	$41,788	$43,272	$37,497
Dividends paid	$40,815	$40,510	$40,416	$40,121	$38,852	$38,771	$37,614	$37,571
FFO per common share - diluted	$0.40	$0.42	$0.40	$0.41	$0.37	$0.39	$0.39	$0.39
Normalized FFO per common share - diluted	$0.41	$0.42	$0.41	$0.41	$0.40	$0.40	$0.39	$0.40
FFO weighted average common shares outstanding - diluted [7]	135,159	134,464	133,980	133,125	129,015	128,279	124,928	124,240

1Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”
2FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.
3Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.
4The Company adopted the 2018 NAREIT FFO White Paper Restatement during the first quarter of 2019. This amended definition specifically includes the impact of acquisition related market lease intangible amortization in the calculation of NAREIT FFO.  The Company historically included this amortization in the real estate depreciation and amortization line item which is added back in the calculation of NAREIT FFO.  Prior periods were not restated for the adoption.
5The Company's former Executive Chairman, David R. Emery, died on September 30, 2019 resulting in $2.9 million of expenses recorded in the third quarter of 2019 associated with the acceleration of his outstanding non-vested share-based awards.
6Includes the amortization of deferred financing costs, discounts and premiums.
7The Company utilizes the treasury stock method which includes the dilutive effect of nonvested share-based awards outstanding of 801,382 for the three months ended September 30, 2020.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 9

Capital Funding & Commitments
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Acquisitions [1]	$108,127	$—	$102,030	$107,408	$78,681
Re/development	4,709	5,664	6,916	7,028	7,359
1st gen. TI & acquisition capex [2]	6,471	4,991	2,731	8,184	3,793

MAINTENANCE CAPITAL EXPENDITURES
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
$ Spent
2nd generation TI	$5,323	$6,005	$6,040	$12,126	$6,114
Leasing commissions paid	1,999	2,258	2,824	4,970	2,697
Capital expenditures	4,580	4,777	3,470	5,159	3,543
	$11,902	$13,040	$12,334	$22,255	$12,354
% of Cash NOI
2nd generation TI	7.3%	8.0%	8.0%	16.2%	8.4%
Leasing commissions paid	2.7%	3.0%	3.8%	6.7%	3.7%
Capital expenditures	6.2%	6.3%	4.6%	6.9%	4.9%
	16.2%	17.3%	16.4%	29.8%	17.0%

LEASING COMMITMENTS
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Renewals
Square feet	669,687	393,496	342,614	381,561	756,211
2nd generation TI/square foot/lease year	$1.49	$1.78	$1.65	$3.15	$2.12
Leasing commissions/square foot/lease year	$1.13	$0.86	$0.80	$0.91	$0.86
WALT (in months) [3]	48.8	45.1	46.3	56.6	55.0

New leases
Square feet	111,310	108,485	97,305	117,274	95,948
2nd generation TI/square foot/lease year	$5.38	$6.40	$4.07	$5.06	$4.79
Leasing commissions/square foot/lease year	$1.01	$1.30	$1.06	$1.60	$1.29
WALT (in months) [3]	89.0	74.8	75.3	69.0	74.3

All
Square feet	780,997	501,981	439,919	498,835	852,159
2nd generation TI/square foot/lease year	$2.40	$3.23	$2.41	$3.67	$2.51
Leasing commissions/square foot/lease year	$1.10	$1.00	$0.88	$1.10	$0.92
Leasing commitments as a % of annual net rent	15.0%	21.3%	14.9%	21.0%	14.0%
WALT (in months) [3]	54.6	51.5	52.7	59.5	57.2

1Acquisitions exclude the first quarter and third quarter of 2020 purchases of land previously ground leased totaling $1.6 million and $1.0 million.
2Planned capital expenditures for acquisitions include expected near-term fundings that were contemplated as part of the acquisition.
3WALT = weighted average lease term.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 10

Debt Metrics
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF SEPTEMBER 30, 2020
	PRINCIPAL BALANCE	BALANCE [1]	INTEREST EXPENSE	MONTHS TO MATURITY	CONTRACTUAL RATE	EFFECTIVE RATE
Senior notes due April 2023 [2]	$250,000	$248,863	$2,399	31	3.75%	3.95%
Senior notes due May 2025 [3]	250,000	248,711	2,469	55	3.88%	4.08%
Senior notes due January 2028	300,000	296,003	2,776	87	3.63%	3.84%
Senior notes due March 2030 [4]	300,000	296,384	1,929	114	2.40%	2.71%
Senior notes due March 2031 [5]	—	—	—	—	2.05%	2.24%
Total senior notes outstanding	$1,100,000	$1,089,961	$9,573	74	3.38%	3.61%
$700 million unsecured credit facility due May 2023	—	—	41	32	LIBOR + 0.90%	1.05%
$200 million unsecured term loan facility due May 2024 [6]	200,000	199,180	1,016	44	LIBOR + 1.00%	1.99%
$150 million unsecured term loan facility due June 2026 [7]	150,000	149,455	1,204	68	LIBOR + 1.60%	3.14%
Mortgage notes payable, net	115,823	115,799	1,240	42	4.39%	4.38%
Total outstanding notes and bonds payable	$1,565,823	$1,554,395	$13,074	67	3.25%	3.42%
Total outstanding notes and bonds payable, net of cash	$1,383,187	$1,371,759
Interest cost capitalization			(207)
Unsecured credit facility fee and deferred financing costs			1,042
Financing lease right-of-use assets			245
Total quarterly consolidated interest expense			$14,154

DEBT MATURITIES SCHEDULE AS OF SEPTEMBER 30, 2020
	PRINCIPAL PAYMENTS				WEIGHTED AVERAGE RATE
	TERM LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	MORTGAGE NOTES	OTHER	TOTAL
2020			$1,017	$1,017	4.68%	—%	4.68%
2021			17,751	17,751	5.52%	—%	5.52%
2022			13,136	13,136	3.80%	—%	3.80%
2023 [2]		$250,000	30,390	280,390	4.21%	3.75%	3.80%
2024	$200,000		26,124	226,124	4.48%	1.99%	2.28%
2025		250,000	2,096	252,096	5.10%	3.88%	3.89%
2026	150,000		24,879	174,879	3.93%	3.14%	3.26%
2027			430	430	6.17%	—%	6.17%
2028		300,000		300,000	—%	3.63%	3.63%
Thereafter		300,000		300,000	—%	2.40%	2.40%
Total	$350,000	$1,100,000	$115,823	$1,565,823	4.39%	3.16%	3.25%
Weighted average rate	2.48%	3.38%	4.39%	3.25%

1Balances are reflected net of discounts and deferred financing costs and include premiums.
2On October 19, 2020, the Company redeemed the Senior notes due April 2023, including a make-whole payment of $20.4 million.
3The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.
4The effective interest rate includes the impact of the $4.3 million settlement of forward interest rate hedges that are included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.
5On October 2, 2020, the Company issued the Senior notes due March 2031 with a principal balance of $300.0 million at a contractual rate of 2.05%.
6The effective interest rate includes the impact of interest rate swaps on $75.0 million at a weighted average rate of 2.37% (plus the applicable margin rate, currently 100 basis points).
7The effective interest rate includes the impact of interest rate swaps on $100.0 million at a weighted average rate of 2.23% (plus the applicable margin rate, currently 160 basis points).

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 11

Debt Covenants
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS TTM ENDED SEPTEMBER 30, 2020 [1]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS
Revolving credit facility and term loan [2]
Leverage ratio [3]	Total debt/total capital	Not greater than 60%	33.8%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	2.5%
Unencumbered leverage ratio [3]	Unsecured debt/unsecured real estate	Not greater than 60%	36.0%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	4.5x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	5.0x
Construction and development	CIP/total assets	Not greater than 15%	0.0%
Asset investments	Mortgages, JV & land/total assets	Not greater than 20%	0.9%

Senior Notes due 2030 [4]
Incurrence of total debt [3]	Total debt/total assets	Not greater than 60%	33.7%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	2.5%
Maintenance of total unsecured assets [3]	Unencumbered assets/unsecured debt	Not less than 150%	296.9%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	5.1x

Other Senior Notes [5]
Incurrence of total debt [3]	Total debt/total assets	Not greater than 60%	35.1%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	2.6%
Maintenance of total unsecured assets [3]	Unencumbered assets/unsecured debt	Not less than 150%	285.5%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	5.0x

Other
Net debt to adjusted EBITDA [6]	Net debt (debt less cash)/adjusted EBITDA	Not required	4.8x
Net debt to enterprise value [7]	Net Debt/enterprise value	Not required	25.2%

1Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.
2As part of the Company's amendment to the credit facility and term loan agreements during the second quarter of 2019, the financial covenants were updated to exclude the impact of the Topic 842, Lease Accounting from the covenant calculations.
3As of September 30, 2020, the Company had cash of $182.6 million. These financial covenant results would improve if the Company used this cash to repay debt.
4The financial covenants for the Senior Note due 2030 exclude the impact of Topic 842, Lease Accounting from the financial covenant calculations.
5The senior note covenants calculations apply to the Senior Notes due 2025 and 2028. The Senior Notes due 2023 have similar covenants but contain a less restrictive definition of total assets.
6Adjusted EBITDA is based on the current quarter results, annualized. See page 26 for a reconciliation of adjusted EBITDA. Net debt does not include lease liabilities.
7Based on the closing price of $30.12 on September 30, 2020 and 136,053,940 shares outstanding. Debt does not include lease liabilities.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 12

Acquisition & Disposition Activity
DOLLARS IN THOUSANDS

ACQUISITION ACTIVITY
MARKET	TYPE [1]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	PURCHASE PRICE	SQUARE FEET	LEASED %	CAP RATE [2]
Los Angeles, CA	MOB	0.14	MemorialCare Health	1/3/2020	$42,000	86,986	79%	5.3%
Atlanta, GA	MOB	0.10	Wellstar Health System	2/13/2020	11,965	64,624	94%	5.6%
Raleigh, NC	MOB	0.04	WakeMed Health	2/25/2020	6,325	15,964	100%	6.7%
Colorado Springs, CO	MOB	1.60	None	3/9/2020	8,240	34,210	100%	6.5%
Denver, CO [3]	MOB	0.24	UCHealth	3/13/2020	33,500	136,994	94%	6.1%
San Diego, CA	MOB	0.04	Palomar Health	7/1/2020	16,650	46,083	92%	5.9%
Los Angeles, CA	MOB	0.11	Cedars-Sinai/Huntington	7/17/2020	35,000	49,785	100%	5.4%
Seattle, WA [4]	MOB	0.06	MultiCare Health System	7/23/2020	11,025	21,309	100%	5.6%
Atlanta, GA	MOB	0.13	Wellstar Health System	7/31/2020	20,452	48,145	100%	6.2%
Houston, TX	MOB	0.03	Memorial Hermann	9/24/2020	11,000	40,235	89%	5.6%
Los Angeles, CA	MOB	0.03	Providence St. Joseph Health	9/28/2020	14,000	24,252	95%	5.6%
Colorado Springs, CO	MOB	1.60	None	10/7/2020	8,925	36,720	93%	6.5%
Total [5]					$219,082	605,307	93%	5.8%

DISPOSITION ACTIVITY
LOCATION	TYPE [1]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	SALES PRICE	SQUARE FEET	LEASED %	CAP RATE [6]
Springfield, MO [4]	SF	NA	Mercy (St. Louis)	7/30/2020	$137,987	186,000	100%	7.5%
Oklahoma City, OK [4]	MOB	1.10	Mercy (St. Louis)	7/30/2020	106,469	200,000	100%	7.5%
Miami, FL	MOB	0.00	HCA	9/30/2020	4,987	26,000	78%	3.9%
Total					$249,443	412,000	99%	7.4%

HISTORICAL INVESTMENT ACTIVITY
	ACQUISITIONS	RE/DEVELOPMENT FUNDING	TOTAL INVESTMENTS	DISPOSITIONS
2016	$241,939	$45,343	$287,282	$94,683
2017	327,167	32,305	359,472	122,700
2018	111,450	35,567	147,017	98,691
2019	381,314	28,584	409,898	54,860
YTD 2020	219,082	17,290	236,372	249,443
Average (2016-2019)	265,468	35,450	300,917	92,734
% of Total	88.2%	11.8%	100.0%

1MOB = Medical office building; SF = Surgical facility
2For acquisitions, cap rate represents the forecasted first year NOI divided by purchase price.
3Includes three properties.
4Represents a single-tenant property.
5Total excludes the first quarter and third quarter of 2020 purchases of land previously ground leased totaling $1.6 million and $1.0 million, respectively.
6For dispositions, cap rate represents the in-place cash NOI divided by sales price.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 13

Re/Development Activity
DOLLARS IN THOUSANDS

UNDER CONSTRUCTION
MARKET	TYPE	MILES TO CAMPUS	SQUARE FEET	BUDGET	FUNDINGS THRU 9/30/20	REMAINING FUNDINGS	LEASED %	EXPECTED QTR NOI AT LEASED %	EXPECTED STABILIZED YIELD	ASSOCIATED HEALTH SYSTEM
Memphis, TN [1]	Redev	0.26	110,883	$30,200	$14,425	$15,775	96%	$552	7.6%	Baptist Memorial

	EXPECTED NOI AND OCCUPANCY RAMP UP TO LEASED %
	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Cash NOI	—	—	$224	$408	$519	$552
Average occupancy	44%	44%	59%	78%	88%	96%

RECENTLY COMPLETED
MARKET	TYPE	INITIAL OCCUPANCY	SQUARE FEET	BUDGET	Q3 2020 NOI	LEASED %	EXPECTED STABILIZED YIELD
Seattle, WA	Dev	Q1 2020	151,031	$64,120	$668	60%	7.0%

1The project includes the acquisition of a 110,883 square foot medical office building for $8.7 million and redevelopment costs related to the property.
2Does not reflect the impact of capitalized interest that will be reduced at lease commencement.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 14

Portfolio [1]
DOLLARS IN THOUSANDS

MARKETS (BY SQUARE FEET)
				MOB 95.0%		NON-MOB 5.0%
MARKET	MSA RANK	INVESTMENT	COUNT	MULTI-TENANT	SINGLE-TENANT	INPATIENT/SURGICAL	OFFICE	TOTAL	% OF TOTAL
Dallas, TX	4	$495,127	21	1,883,038		156,245	145,365	2,184,648	14.1%
Seattle, WA	15	657,308	27	1,456,720	88,819			1,545,539	10.0%
Los Angeles, CA	2	345,525	17	870,820		63,000		933,820	6.0%
Nashville, TN	36	207,342	6	766,523			108,691	875,214	5.7%
Charlotte, NC	22	182,103	16	860,735				860,735	5.6%
Denver, CO	19	189,696	12	694,362			93,869	788,231	5.1%
Houston, TX	5	161,377	10	603,995			57,170	661,165	4.3%
Atlanta, GA	9	250,219	11	636,786	19,732			656,518	4.2%
Richmond, VA	44	151,108	7	548,801				548,801	3.5%
Des Moines, IA	82	138,815	7	197,994	181,961		152,655	532,610	3.4%
Indianapolis, IN	33	120,071	4	526,194				526,194	3.4%
Memphis, TN	43	100,337	7	515,876				515,876	3.3%
Washington, DC	6	151,706	6	507,336				507,336	3.3%
San Antonio, TX	24	96,383	6	473,673				473,673	3.1%
Austin, TX	29	108,324	5	374,886				374,886	2.4%
Chicago, IL	3	93,882	3	352,800				352,800	2.3%
Honolulu, HI	56	144,349	3	298,427				298,427	1.9%
San Francisco, CA	12	120,860	3	286,270				286,270	1.9%
Colorado Springs, CO	78	65,049	4	275,434				275,434	1.8%
Miami, FL	7	54,287	3	215,980				215,980	1.4%
Minneapolis, MN	16	63,403	4	172,900	34,608			207,508	1.3%
Other (16 markets)		439,345	29	1,563,889	287,874			1,851,763	12.0%
Total		$4,336,616	211	14,083,439	612,994	219,245	557,750	15,473,428	100.0%
Number of properties				193	11	2	5	211
% of square feet				91.0%	4.0%	1.4%	3.6%	100.0%
Investment [1]				$3,927,017	$157,875	$110,662	$141,062	$4,336,616
Quarterly cash NOI				$65,786	$3,178	$2,971	$1,389	$73,324
% of cash NOI				89.7%	4.4%	4.0%	1.9%	100.0%

BY BUILDING TYPE
	MOB TOTAL	MULTI-TENANT	SINGLE-TENANT	TOTAL
Number of properties	204	198	13	211
Square feet	14,696,433	14,641,189	832,239	15,473,428
% of square feet	95.0%	94.6%	5.4%	100.0%
Occupancy %	86.9%	86.2%	100.0%	87.0%
Investment [1]	$4,084,892	$4,068,079	$268,537	$4,336,616
Quarterly cash NOI	$68,964	$67,175	$6,149	$73,324
% of cash NOI	94.1%	91.6%	8.4%	100.0%

1Excludes assets held for sale, land held for development, construction in progress, Memphis Redevelopment and corporate property.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 15

Associated Health Systems [1]

MOB PORTFOLIO (BY SQUARE FEET)
	SYSTEM RANK [3]	CREDIT RATING	ASSOCIATED 94.7% [2]			OFF CAMPUS		% OF TOTAL MOB
HEALTH SYSTEM			ON	ADJACENT [4]	ANCHORED [5]		TOTAL MOB
Baylor Scott & White Health	20	AA-/Aa3	1,644,096	280,941	163,188	—	2,088,225	14.2%
Ascension Health	3	AA+/Aa2	1,080,681	155,881	—	—	1,236,562	8.4%
CommonSpirit Health [6]	5	BBB+/Baa1	807,182	311,310	95,486	—	1,213,978	8.3%
Atrium Health	25	AA-/Aa3	393,815	98,066	313,513	—	805,394	5.5%
Tenet Healthcare	6	B/B2	570,264	67,790	—	—	638,054	4.3%
UW Medicine (Seattle)	92	AA+/Aaa	345,567	102,540	44,166	125,543	617,816	4.2%
Wellstar Health System	75	A/A2	476,054	112,769	—	—	588,823	4.0%
Bon Secours Mercy Health	21	A+/A1	548,801	—	—	—	548,801	3.7%
Indiana University Health	26	AA/Aa2	423,628	102,566	—	—	526,194	3.6%
Baptist Memorial Health Care	90	BBB+/--	424,306	—	39,345	52,225	515,876	3.5%
UCHealth	46	AA/Aa3	150,291	298,093	33,850	—	482,234	3.3%
HCA	1	BB+/Ba2	151,340	167,017	—	78,305	396,662	2.7%
Trinity Health	7	AA-/Aa3	267,952	73,331	—	—	341,283	2.3%
Providence St. Joseph Health	4	AA-/Aa3	176,854	153,433	—	—	330,287	2.2%
Hawaii Pacific Health	182	--/A1	173,502	—	—	124,925	298,427	2.0%
Inova Health System	70	AA+/Aa2	262,121	—	—	—	262,121	1.8%
Memorial Hermann	39	A+/A1	—	246,325	—	—	246,325	1.7%
Medstar Health	45	A/A2	241,739	—	—	—	241,739	1.6%
MultiCare Health System	82	AA-/Aa3	154,452	84,348	—	—	238,800	1.6%
Advocate Aurora Health Care	14	AA/Aa3	142,955	95,436	—	—	238,391	1.6%
Overlake Health System	294	A/A2	191,051	39,659	—	—	230,710	1.6%
Other (24 credit rated systems)			907,321	1,058,664	146,689	—	2,112,674	14.4%
Subtotal - credit rated [7]			9,533,972	3,448,169	836,237	380,998	14,199,376	96.6%
Non-credit rated			102,555	—	—	394,502	497,057	3.4%
Total			9,636,527	3,448,169	836,237	775,500	14,696,433	100.0%
% of total			65.5%	23.5%	5.7%	5.3%

1Excludes construction in progress, Memphis Redevelopment and assets classified as held for sale.
2Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.
3Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
4The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
5Includes buildings where health systems lease 40% or more of the property.
6Previously Catholic Health Initiatives.
7Based on square footage, 88.8% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 16

Top Tenants [1]

			# OF ASSOCIATED PROPERTIES		LEASED SQUARE FEET
TENANT	SYSTEM RANK [2]	CREDIT RATING		# OF LEASES	MOB	INPATIENT	TOTAL	% OF TOTAL LEASED	% OF TTM REVENUE
Baylor Scott & White Health	20	AA-/Aa3	21	146	915,063	156,245	1,071,308	8.0%	8.1%
Atrium Health	25	AA-/Aa3	16	73	641,245	—	641,245	4.8%	4.1%
CommonSpirit Health [3]	5	BBB+/Baa1	17	74	568,315	—	568,315	4.2%	4.0%
Indiana University Health	26	AA/Aa2	4	62	439,971	—	439,971	3.3%	2.8%
Ascension Health	3	AA+/Aa2	11	65	383,222	—	383,222	2.8%	2.6%
WellStar Health System	75	A/A2	9	51	347,821	—	347,821	2.6%	2.2%
UW Medicine (Seattle)	92	AA+/Aaa	9	27	230,152	—	230,152	1.7%	2.0%
Bon Secours Mercy Health	21	A+/A1	7	59	276,541	—	276,541	2.1%	1.8%
UCHealth	46	AA/Aa3	8	14	221,718	—	221,718	1.6%	1.7%
Proliance Surgeons	-	-	7	18	146,539	—	146,539	1.1%	1.6%
Baptist Memorial Health Care	90	BBB+/--	7	25	193,187	—	193,187	1.4%	1.5%
Tenet Healthcare	6	B/B2	10	31	121,835	63,000	184,835	1.4%	1.3%
Medstar Health	45	A/A2	3	54	153,353	—	153,353	1.1%	1.3%
Trinity Health	7	AA-/Aa3	3	31	165,250	—	165,250	1.2%	1.2%
Providence St. Joseph Health	4	AA-/Aa3	6	22	100,739	—	100,739	0.7%	1.0%
Eating Recovery Center	-	B-/Caa1	4	6	100,946	—	100,946	0.7%	0.9%
Hawaii Pacific Health	182	--/A1	3	35	91,426	—	91,426	0.7%	0.9%
MultiCare Health System	82	AA-/Aa3	5	18	150,201	—	150,201	1.1%	0.9%
USPI [4]	-	-	5	10	109,113	—	109,113	0.8%	0.8%
DaVita	-	BB/Ba2	10	12	105,847	—	105,847	0.8%	0.8%
Inova Health	70	AA+/Aa2	3	10	90,533	—	90,533	0.7%	0.8%
Labcorp of America	-	BBB/Baa2	21	23	173,658	—	173,658	1.3%	0.8%
Kaiser Permanente	2	AA-/--	3	10	101,830	—	101,830	0.8%	0.7%
Memorial Hermann	39	A+/A1	2	2	99,874	—	99,874	0.7%	0.7%
Overlake Health System	294	A/A2	2	8	73,676	—	73,676	0.5%	0.7%
HCA	1	BB+/Ba2	5	14	84,358	—	84,358	0.6%	0.7%
Allina Health	57	AA-/Aa3	2	8	62,529	—	62,529	0.5%	0.5%
Advocate Health Care	14	AA/Aa3	2	11	60,566	—	60,566	0.4%	0.5%
Cedars-Sinai Health	51	--/Aa3	1	14	47,661	—	47,661	0.4%	0.5%
Univ. of MD Medical Center	61	A/A2	2	8	71,973	—	71,973	0.5%	0.5%
Top 30 tenants				941	6,329,142	219,245	6,548,387	48.5%	47.9%

Total Investment-grade tenants [5]				922	6,271,407	156,245	6,427,652	47.8%	45.1%

1Excludes construction in progress, Memphis Redevelopment and assets classified as held for sale.
2Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
3Previously Catholic Health Initiatives.
4As of September 30, 2020, USPI is approximately 95% owned by Tenet Health.
5Includes affiliates of investment grade tenants.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 17

MOB Proximity to Hospital [1,2]

MEDICAL OFFICE BUILDINGS BY LOCATION
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019
On campus	65.6%	67.1%	66.2%	67.4%	68.4%	68.9%
Adjacent to campus [3]	23.5%	21.9%	21.6%	20.2%	19.3%	18.7%
Total on/adjacent	89.1%	89.0%	87.8%	87.6%	87.7%	87.6%
Off campus - anchored by health system [4]	5.6%	5.7%	7.0%	7.2%	6.7%	7.3%
Off campus	5.3%	5.3%	5.2%	5.2%	5.6%	5.1%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

DISTANCE TO HOSPITAL CAMPUS
							GROUND LEASE PROPERTIES
GREATER THAN	LESS THAN OR EQUAL TO	# OF PROPERTIES	SQUARE FEET	% OF TOTAL	CUMULATIVE %	CAMPUS PROXIMITY	SQUARE FEET	% OF TOTAL
	0.00	118	9,636,527	65.6%	65.6%	On campus	7,641,107	89.3%
0.00	250 yards	38	2,137,108	14.6%	80.2%	Adjacent [3]	128,717	1.5%
250 yards	0.25 miles	24	1,311,061	8.9%	89.1%		120,036	1.4%
0.25 miles	0.50	4	286,818	2.0%	91.1%	Off campus	124,925	1.5%
0.50	1.00	2	280,873	1.9%	93.0%		—	—%
1.00	2.00	5	353,656	2.4%	95.4%		319,446	3.7%
2.00	5.00	7	352,316	2.3%	97.7%		13,818	0.2%
5.00	10.00	3	205,631	1.4%	99.1%		205,631	2.4%
10.00		3	132,443	0.9%	100.0%		—	—%
Total		204	14,696,433	100.0%			8,553,680	100.0%

1Excludes construction in progress, Memphis Redevelopment and assets classified as held for sale.
2Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.
3The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
4Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 18

Lease Maturity, Lease & Building Size [1]

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT			TOTAL
	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF TOTAL SQUARE FEET	% OF BASE REVENUE [2]
2020	211	751,206	6.0%	—	—	—%	211	751,206	5.6%	5.8%
2021	639	2,163,370	17.1%	1	83,318	10.0%	640	2,246,688	16.7%	16.5%
2022	515	1,747,162	13.8%	1	58,285	7.0%	516	1,805,447	13.4%	13.7%
2023	425	1,753,206	13.9%	—	—	—%	425	1,753,206	13.0%	13.4%
2024	420	1,947,034	15.4%	1	63,000	7.6%	421	2,010,034	14.9%	14.4%
2025	304	1,434,095	11.4%	2	91,561	11.0%	306	1,525,656	11.3%	11.1%
2026	126	485,111	3.9%	—	—	—%	126	485,111	3.6%	3.3%
2027	107	468,162	3.7%	1	156,245	18.7%	108	624,407	4.7%	5.7%
2028	110	659,613	5.2%	1	35,419	4.3%	111	695,032	5.2%	5.0%
2029	106	619,955	4.9%	3	165,342	19.9%	109	785,297	5.8%	6.0%
Thereafter	151	598,481	4.7%	3	179,069	21.5%	154	777,550	5.8%	5.1%
Total leased	3,114	12,627,395	86.2%	13	832,239	100.0%	3,127	13,459,634	87.0%	100.0%
Total building		14,641,189	100.0%		832,239	100.0%		15,473,428	100.0%
WALTR (months) [3]		43.1			76.1			45.1
WALT (months) [3]		85.3			142.8			89.1

# OF LEASES BY SIZE			BY BUILDING SIZE
LEASED SQUARE FEET	MULTI-TENANT [4]	SINGLE-TENANT	BUILDING SQUARE FEET	% OF TOTAL	TOTAL SQUARE FOOTAGE	AVERAGE SQUARE FEET	# OF PROPERTIES
0 - 2,500	1,671	—	>100,000	40.2%	6,216,108	144,561	43
2,501 - 5,000	764	—	<100,000 and >75,000	26.2%	4,055,599	86,289	47
5,001 - 7,500	251	—	<75,000 and >50,000	17.0%	2,625,702	62,517	42
7,501 - 10,000	142	—	<50,000 and >25,000	14.0%	2,175,742	38,853	56
10,001 +	286	13	<25,000	2.6%	400,277	17,403	23
Total Leases	3,114	13	Total	100.0%	15,473,428	73,334	211

1Excludes land held for development, construction in progress, Memphis Redevelopment, corporate property and assets classified as held for sale.
2Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and straight-line rent.
3WALTR = weighted average lease term remaining; WALT = weighted average lease term.
4The average lease size in the multi-tenant properties is 4,055 square feet.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 19

Historical Occupancy [1]
DOLLARS IN THOUSANDS

SAME STORE PROPERTIES
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019
Multi-tenant
Number of properties	156	161	157	157	149	147
Total building square feet	11,984,473	12,519,841	12,243,069	12,243,069	11,675,944	11,533,207
Period end % occupied	87.6%	87.7%	87.9%	88.3%	87.6%	88.3%
Single-tenant
Number of properties	12	12	14	14	14	14
Total building square feet	810,930	810,930	1,196,930	1,196,930	1,252,198	1,252,198
Period end % occupied	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Total same store properties
Number of properties	168	173	171	171	163	161
Total building square feet	12,795,403	13,330,771	13,439,999	13,439,999	12,928,142	12,785,405
Period end % occupied	88.4%	88.4%	89.0%	89.3%	88.8%	89.5%

PROPERTIES NOT IN SAME STORE
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019
Acquisitions [2]
Number of properties	31	26	31	24	30	27
Total building square feet	1,667,990	1,455,265	1,826,029	1,487,251	1,935,189	1,803,890
Period end % occupied	91.4%	89.2%	86.9%	86.1%	90.1%	91.1%
Development completions
Number of properties	1	1	1	—	—	1
Total building square feet	151,031	151,031	151,031	—	—	99,957
Period end % occupied	60.5%	60.5%	20.2%	—%	—%	41.8%
% leased	60.5%	60.5%	60.0%	—%	—%	44.9%
Reposition [3]
Number of properties	11	10	9	9	11	12
Total building square feet	859,004	523,159	429,167	429,167	567,252	577,390
Period end % occupied	62.1%	46.9%	41.9%	41.9%	36.0%	38.7%

TOTAL PROPERTIES
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019
Number of properties	211	210	212	204	204	201
Total building square feet	15,473,428	15,460,226	15,846,226	15,356,417	15,430,583	15,266,642
Period end % occupied	87.0%	86.8%	86.8%	87.7%	87.0%	87.4%

1Excludes land held for development, construction in progress, Memphis Redevelopment, corporate property and assets classified as held for sale.
2Acquisition includes properties acquired within the last 8 quarters of the period presented and are excluded from same store.
3Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; or properties with negative net operating income that is expected to last at least two quarters. In addition, the Company reclassified a property to reposition during third quarter of 2020 due to strategic reposition. This reclassification is described in more detail in Trends and Matters Impacting Operating Results of the Company's Q3 2020 Form 10-Q.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 20

Occupancy Reconciliation
SQUARE FEET

SEQUENTIAL
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning June 30, 2020	210	13,423,187	15,460,226	86.8%	173	11,788,219	13,330,771	88.4%
Portfolio activity
Acquisitions	6	216,112	229,809	94.0%	NA	NA	NA	NA
Re/development completions	—	—	—	—%	—	—	—	—%
Dispositions [1]	(5)	(100,515)	(216,607)	46.4%	(3)	(75,147)	(108,996)	68.9%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	1	11,781	17,084	69.0%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	—	—	—	—%
Reposition from same store	NA	NA	NA	NA	(3)	(379,197)	(443,456)	85.5%
	211	13,538,784	15,473,428	87.5%	168	11,345,656	12,795,403	88.7%
Leasing activity
New leases/expansions	NA	146,567	NA	NA	NA	107,137	NA	NA
Move-outs/contractions	NA	(225,717)	NA	NA	NA	(141,697)	NA	NA
Net absorption	NA	(79,150)	NA	NA	NA	(34,560)	NA	NA
Ending September 30, 2020	211	13,459,634	15,473,428	87.0%	168	11,311,096	12,795,403	88.4%

YEAR-OVER-YEAR
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning September 30, 2019	204	13,425,337	15,430,583	87.0%	163	11,476,507	12,928,142	88.8%
Portfolio activity
Acquisitions	18	703,435	775,134	90.8%	NA	NA	NA	NA
Re/development completions	1	30,445	151,031	20.2%	—	—	—	—%
Dispositions [1]	(12)	(631,398)	(883,320)	71.5%	(8)	(600,477)	(637,624)	94.2%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	16	917,474	948,341	96.7%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	—	—	—	—%
Reposition from same store	NA	NA	NA	NA	(3)	(377,850)	(443,456)	85.2%
	211	13,527,819	15,473,428	87.4%	168	11,415,654	12,795,403	89.2%
Leasing activity
New leases/expansions	NA	563,439	NA	NA	NA	387,574	NA	NA
Move-outs/contractions	NA	(631,624)	NA	NA	NA	(492,132)	NA	NA
Net absorption	NA	(68,185)	NA	NA	NA	(104,558)	NA	NA
Ending September 30, 2020	211	13,459,634	15,473,428	87.0%	168	11,311,096	12,795,403	88.4%

1Includes properties reclassified as held for sale.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 21

Same Store Leasing Statistics [1]

	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Average in-place contractual increases
Multi-tenant	2.90%	2.89%	2.89%	2.90%	2.93%	2.91%	2.91%	2.91%
Single-tenant	2.27%	2.13%	2.10%	2.10%	2.12%	2.43%	2.46%	2.45%
	2.85%	2.83%	2.79%	2.80%	2.82%	2.84%	2.85%	2.84%
Multi-tenant renewals
Cash leasing spreads	4.5%	4.5%	4.4%	4.2%	3.3%	5.0%	3.3%	(0.5%)
Tenant retention rate	85.1%	84.6%	84.0%	86.6%	90.2%	87.4%	85.5%	82.6%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [2]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Annual increase
CPI	2.33%	2.35%	1.30%	12.44%	2.03%	3.07%
Fixed	2.98%	94.43%	2.65%	39.74%	2.97%	90.53%
Non-annual increase (annualized)
CPI	1.16%	0.35%	0.50%	4.93%	0.81%	0.67%
Fixed	1.42%	1.87%	2.39%	42.89%	2.04%	4.80%
No increase
Term > 1 year	—%	1.00%	—%	—%	—%	0.93%
Total [2]	2.90%	100.00%	2.27%	100.00%	2.85%	100.00%

TYPE AND OWNERSHIP STRUCTURE (% OF SQUARE FEET)
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	51.4%	83.0%	53.7%
Physician and other	48.6%	17.0%	46.3%

Lease structure
Gross	11.2%	—%	10.4%
Modified gross	28.8%	—%	26.8%
Net	60.0%	—%	55.6%
Absolute net [3]	—%	100.0%	7.2%

Ownership type
Ground lease	62.6%	15.6%	59.6%
Fee simple	37.4%	84.4%	40.4%

1Excludes recently acquired or disposed properties, construction in progress, Memphis Redevelopment, land held for development, corporate property, reposition properties and assets classified as held for sale.
2Excludes leases with terms of one year or less.
3Tenant is typically responsible for operating expenses and capital obligations.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 22

Same Store Performance [1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

	TTM 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	TTM 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Multi-tenant
Revenues	$381,961	$96,769	$94,002	$96,134	$95,056	$375,826	$95,242	$94,151	$93,033	$93,400
Expenses	152,104	39,106	36,570	38,702	37,726	150,518	38,925	37,430	36,917	37,246
Cash NOI	$229,857	$57,663	$57,432	$57,432	$57,330	$225,308	$56,317	$56,721	$56,116	$56,154
Revenue per occ SF [2]	$36.14	$36.80	$35.62	$36.28	$35.82	$35.37	$35.87	$35.51	$35.05	$35.07
Margin	60.2%	59.6%	61.1%	59.7%	60.3%	60.0%	59.1%	60.2%	60.3%	60.1%
Average occupancy	88.2%	87.8%	88.1%	88.4%	88.6%	88.7%	88.6%	88.5%	88.6%	88.9%
Number of properties	156	156	156	156	156	156	156	156	156	156
Single-tenant
Revenues	$25,914	$6,662	$6,224	$6,533	$6,495	$25,393	$6,503	$6,491	$6,217	$6,182
Expenses	2,267	629	425	612	601	2,010	633	604	396	377
Cash NOI	$23,647	$6,033	$5,799	$5,921	$5,894	$23,383	$5,870	$5,887	$5,821	$5,805
Revenue per occ SF [2]	$31.95	$32.86	$30.70	$32.22	$32.03	$31.31	$32.07	$32.01	$30.66	$30.49
Average occupancy	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Number of properties	12	12	12	12	12	12	12	12	12	12
Total
Revenues	$407,875	$103,431	$100,226	$102,667	$101,551	$401,219	$101,745	$100,642	$99,250	$99,582
Expenses	154,371	39,735	36,995	39,314	38,327	152,528	39,558	38,034	37,313	37,623
Cash NOI	$253,504	$63,696	$63,231	$63,353	$63,224	$248,691	$62,187	$62,608	$61,937	$61,959
Revenue per occ SF [2]	$35.84	$36.52	$35.27	$35.99	$35.55	$35.08	$35.60	$35.26	$34.74	$34.75
Margin	62.2%	61.6%	63.1%	61.7%	62.3%	62.0%	61.1%	62.2%	62.4%	62.2%
Average occupancy	88.9%	88.5%	88.8%	89.2%	89.3%	89.4%	89.3%	89.2%	89.3%	89.6%
Number of properties	168	168	168	168	168	168	168	168	168	168

SAME STORE GROWTH
	YEAR-OVER-YEAR
	TTM 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019
Multi-tenant
Revenue per occ SF [2]	2.2%	2.6%	0.3%	3.5%	2.1%
Avg occupancy (bps)	-50	-90	-40	-20	-30
Revenues	1.6%	1.6%	(0.2%)	3.3%	1.8%
Expenses	1.1%	0.5%	(2.3%)	4.8%	1.3%
Cash NOI	2.0%	2.4%	1.3%	2.3%	2.1%
Single-tenant
Cash NOI	1.1%	2.8%	(1.5%)	1.7%	1.5%
Total
Revenues	1.7%	1.7%	(0.4%)	3.4%	2.0%
Cash NOI	1.9%	2.4%	1.0%	2.3%	2.0%

1Excludes recently acquired or disposed properties, development completions, construction in progress, Memphis Redevelopment, land held for development, corporate property, reposition properties and assets classified as held for sale.
2Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 23

NOI Reconciliations
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Net income	$8,230	$75,513	$4,315	$27,210	$2,601	$4,484	$4,891	$16,314
Other income (expense)	11,969	(53,959)	13,927	(6,218)	13,981	15,354	13,564	2,850
General and administrative expense	7,299	7,434	8,766	7,669	10,802	7,845	8,510	8,534
Depreciation and amortization expense	47,143	47,691	47,497	46,134	45,137	43,926	42,662	42,437
Other expenses [1]	2,364	2,185	3,365	2,200	2,079	1,965	1,768	1,693
Straight-line rent expense	373	374	375	378	383	387	391	394
Straight-line rent revenue	(915)	(764)	(1,043)	(1,167)	(770)	(395)	(668)	(682)
Other revenue [2]	(3,062)	(3,213)	(2,004)	(1,430)	(1,726)	(1,447)	(1,468)	(1,523)
Cash NOI	$73,401	$75,261	$75,198	$74,776	$72,487	$72,119	$69,650	$70,017
Acquisitions/development completions	(8,271)	(7,159)	(5,858)	(4,799)	(3,179)	(2,056)	(248)	(35)
Dispositions/other	(76)	(3,065)	(4,402)	(5,128)	(5,461)	(5,513)	(5,652)	(6,383)
Same store cash NOI and reposition	65,054	65,037	64,938	64,849	63,847	64,550	63,750	63,599
Reposition	(1,358)	(1,806)	(1,585)	(1,625)	(1,660)	(1,942)	(1,813)	(1,640)
Same store cash NOI	$63,696	$63,231	$63,353	$63,224	$62,187	$62,608	$61,937	$61,959

TOP DOWN RECONCILIATION
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Property operating before rent concessions	$115,616	$111,676	$112,022	$108,029	$106,319	$103,245	$99,607	$99,877
Rent concessions	(695)	(600)	(874)	(493)	(514)	(427)	(625)	(700)
Property operating	114,921	111,076	111,148	107,536	105,805	102,818	98,982	99,177
Single-tenant net lease	7,548	10,518	10,453	10,735	11,165	11,138	11,046	11,290
Straight-line rent revenue	915	764	1,043	1,167	770	395	668	682
Rental income	123,384	122,358	122,644	119,438	117,740	114,351	110,696	111,149
Property lease guaranty income	—	—	—	—	—	—	128	187
Parking income	1,764	1,227	2,051	1,982	1,935	1,870	1,734	1,733
Exclude straight-line rent revenue	(915)	(764)	(1,043)	(1,167)	(770)	(395)	(668)	(682)
Exclude other non-cash revenue [3]	(2,958)	(3,108)	(1,892)	(1,326)	(1,601)	(1,350)	(1,369)	(1,423)
Revenue	121,275	119,713	121,760	118,927	117,304	114,476	110,521	110,964
Property operating expense	(50,171)	(46,580)	(49,552)	(46,214)	(46,777)	(44,286)	(42,725)	(42,815)
Exclude non-cash expenses [4]	2,297	2,128	2,990	2,063	1,960	1,929	1,854	1,868
Cash NOI	$73,401	$75,261	$75,198	$74,776	$72,487	$72,119	$69,650	$70,017
Acquisitions/development completions	(8,271)	(7,159)	(5,858)	(4,799)	(3,179)	(2,056)	(248)	(35)
Dispositions/other	(76)	(3,065)	(4,402)	(5,128)	(5,461)	(5,513)	(5,652)	(6,383)
Same store cash NOI and reposition	65,054	65,037	64,938	64,849	63,847	64,550	63,750	63,599
Reposition	(1,358)	(1,806)	(1,585)	(1,625)	(1,660)	(1,942)	(1,813)	(1,640)
Same store cash NOI	$63,696	$63,231	$63,353	$63,224	$62,187	$62,608	$61,937	$61,959

1Includes acquisition and pursuit costs, bad debt, above and below market ground lease intangible amortization, and leasing commission amortization.
2Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease termination fees and tenant improvement overage amortization.
3Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees and TI amortization.
4Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 24

NOI Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF QTR AND TTM ENDED 9/30/2020 - CASH NOI
	Q3 2020	Q3 2019	% CHANGE	TTM 2020	TTM 2019	% CHANGE
Same store cash NOI	$63,696	$62,187	2.4%	$253,504	$248,691	1.9%
Reposition	1,358	1,660	(18.2%)	6,374	7,055	(9.7%)
	$65,054	$63,847	1.9%	$259,878	$255,746	1.6%
Acquisitions/development completions	8,271	3,179	160.3%	26,087	5,518	372.9%
Dispositions/other	76	5,461	(98.6%)	12,671	23,009	(44.9%)
Cash NOI	$73,401	$72,487	1.3%	$298,636	$284,273	5.1%

RECONCILIATION OF NOI TO FFO AND NORMALIZED FFO
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Cash NOI	$73,401	$75,261	$75,198	$74,776	$72,487	$72,119	$69,650	$70,017
General and administrative expense	(7,299)	(7,434)	(8,766)	(7,669)	(10,802)	(7,845)	(8,510)	(8,534)
Straight-line rent	915	764	1,043	1,167	770	395	668	682
Interest and other income (expense), net	8	134	82	5	—	(743)	9	(35)
Management fees and other income	104	105	112	103	124	96	99	99
Bad debts, net of recoveries	—	—	—	—	—	—	—	(18)
Other non-cash revenue [1]	2,958	3,108	1,892	1,326	1,601	1,350	1,369	1,423
Other non-cash expenses [2]	(2,297)	(2,128)	(2,990)	(2,063)	(1,960)	(1,929)	(1,854)	(1,868)
Debt Covenant EBITDA	$67,790	$69,810	$66,571	$67,645	$62,220	$63,443	$61,431	$61,766
Interest expense	(14,154)	(14,442)	(13,960)	(13,816)	(14,181)	(13,850)	(13,588)	(13,602)
Acquisition and pursuit costs	(440)	(431)	(750)	(515)	(501)	(422)	(305)	(200)
Leasing commission amortization [3]	1,971	1,795	1,893	1,667	1,547	1,505	1,404	1,415
Depreciation expense of unconsolidated JVs [4]	80	80	80	80	80	80	80	80
Lease intangible amortization [5]	—	—	—	—	—	—	—	238
Non-real estate depreciation and amortization	(899)	(909)	(859)	(838)	(838)	(829)	(763)	(790)
FFO	$54,348	$55,903	$52,975	$54,223	$48,327	$49,927	$48,259	$48,907
Acquisition and pursuit costs	440	431	750	515	501	422	305	200
Lease intangible amortization	(35)	(16)	745	4	5	54	84	—
Accelerated amortization of restricted stock awards	—	—	—	—	2,854	—	—	—
Debt financing costs	—	—	—	—	—	760	—	—
Normalized FFO	$54,753	$56,318	$54,470	$54,742	$51,687	$51,163	$48,648	$49,107

1Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees and TI amortization.
2Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.
3Leasing commission amortization is included in the real estate depreciation and amortization add back for FFO.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 25

4The Company has two unconsolidated joint ventures whose earnings are recorded in Interest and other income (expense), net on the Condensed Consolidated Statements of Income. The depreciation expense incurred related to these properties is included in real estate deprecation and amortization add back for FFO.
5Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 26

EBITDA Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF EBITDA
	TTM	3Q 2020	2Q 2020	1Q 2020	4Q 2019
Net income	$115,268	$8,230	$75,513	$4,315	$27,210
Interest expense	56,372	14,154	14,442	13,960	13,816
Depreciation and amortization	188,465	47,143	47,691	47,497	46,134
EBITDA	$360,105	$69,527	$137,646	$65,772	$87,160
Other amortization [1]	7,646	2,051	1,875	1,973	1,747
Gain on sales of real estate properties	(90,431)	(2,177)	(68,267)	49	(20,036)
Impairments on real estate assets	7	—	—	—	7
EBITDAre [2]	$277,327	$69,401	$71,254	$67,794	$68,878

EBITDA	$360,105	$69,527	$137,646	$65,772	$87,160
Acquisition and pursuit costs	2,136	440	431	750	515
Gain on sales of real estate properties	(90,431)	(2,177)	(68,267)	49	(20,036)
Impairments on real estate assets	7	—	—	—	7
Debt Covenant EBITDA	$271,817	$67,790	$69,810	$66,571	$67,646
Other amortization [1]	7,646	2,051	1,875	1,973	1,747
Lease intangible amortization	698	(35)	(16)	745	4
Timing impact [3]	199	(887)	—	737	349
Stock based compensation	9,581	2,445	2,405	2,598	2,133
Adjusted EBITDA	$289,941	$71,364	$74,074	$72,624	$71,879

1Includes leasing commission amortization and depreciation expense of unconsolidated JVs.
2Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”
3Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 27

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	3Q 2020
ASSET TYPE	SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	REPOSITION [3]	TIMING ADJUSTMENTS [4]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI	% OF ADJUSTED NOI
MOB/outpatient	$59,743	$8,105	$1,358	$1,467	$70,673	$282,692	94.5%
Inpatient/Surgical	2,972	—	—	—	2,972	11,888	4.0%
Office	981	166	—	—	1,147	4,588	1.5%
Total Cash NOI	$63,696	$8,271	$1,358	$1,467	$74,792	$299,168	100.0%

DEVELOPMENT PROPERTIES		TOTAL SHARES OUTSTANDING
Land held for development	$24,647	As of November 3, 2020 [8]		136,054,024
Memphis Redevelopment	14,425
Construction in progress	—
	$39,072

OTHER ASSETS
Assets held for sale [5]	$23,000
Cash and other assets [6]	289,729
	$312,729

DEBT		IMPLIED CAP RATE
Unsecured credit facility	$—		STOCK PRICE	IMPLIED CAP RATE
Unsecured term loan due 2024	200,000	As of 11/3/20	$29.78	5.56%
Unsecured term loan due 2026	150,000
Senior notes	1,100,000
Mortgage notes payable	115,823	3Q 2020 high	$30.12	5.52%
Remaining re/development funding	20,747	3Q 2020 low	$27.11	5.97%
Other liabilities [7]	89,666
	$1,676,236

1See Same Store Performance schedule on page 23 for details on same store NOI.
2Adjusted to reflect quarterly NOI from properties acquired or stabilized developments completed during the full eight quarter period that are not included in same store NOI.
3Reposition properties includes 11 properties which comprise 859,004 square feet.
4Timing adjustments include current quarter acquisitions of $0.6 million as well as development completion adjustments of $0.9 million to reflect full quarterly stabilized NOI from a recently completed development.
5Assets held for sale includes four real estate properties that are excluded from same store NOI and reflect the contractual purchase price.
6Includes cash of $122.0 million, restricted cash of $60.6 million, prepaid assets of $59.5 million, accounts receivable of $10.8 million, and prepaid ground leases of $24.3 million. In addition, includes the Company's occupied portion of its corporate headquarters of $12.5 million.
7Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $80.0 million, security deposits of $9.4 million, and deferred operating expense reimbursements of $0.3 million.
8Total shares outstanding do not reflect the shares associated with forward equity contracts. As of November 3, 2020, the Company had 3.6 million shares to be issued in the future under forward equity contracts.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 28

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

The Company provided its expectations for the full year of 2020 in February. These expectations have been revised to reflect the estimated impact of the COVID-19 pandemic.

SAME STORE RANGE OF 2020 EXPECTATIONS
	PRE COVID-19		ACTUAL	COVID-19 ADJUSTED [1]
	LOW	HIGH	Q3 2020	LOW	HIGH
TTM Average Occupancy
Multi-tenant	88.0%	89.0%	88.2%	87.5%	88.5%
Single-tenant	100.0%	100.0%	100.0%	100.0%	100.0%
TTM revenue per occupied square foot
Multi-tenant	$35.50	$36.50	$36.14	$35.50	$36.50
Single-tenant [2]	$31.50	$32.50	$31.95	$31.50	$32.50
TTM Multi-tenant cash NOI margin	59.5%	60.5%	60.2%	59.5%	60.5%
Multi-tenant cash leasing spreads	3.0%	4.0%	4.5%	3.0%	4.5%
Multi-tenant lease retention rate	75.0%	90.0%	85.1%	75.0%	90.0%
TTM cash NOI growth
Multi-tenant	2.4%	3.3%	2.0%	1.5%	2.5%
Single-tenant	1.7%	2.5%	1.1%	1.7%	2.5%
Total	2.3%	3.2%	1.9%	1.5%	2.5%

ANNUAL RANGE OF 2020 EXPECTATIONS
	LOW	HIGH	YTD 2020	LOW	HIGH
Normalized G&A	$33,000	$34,000	$23,498	$31,000	$32,000
Straight-line rent, net [3]	1,500	3,000	1,578	1,500	3,000
Funding activity
Acquisitions	250,000	350,000	219,082	400,000	475,000
Dispositions	(25,000)	(75,000)	(4,987)	(4,987)	(50,000)
Mercy disposition	—	—	(244,456)	(244,456)	(244,456)
Re/development	30,000	50,000	17,290	20,000	30,000
1st generation TI and acq. cap. ex.	20,000	25,000	14,193	18,000	23,000
2nd generation TI	28,000	34,000	17,368	24,000	30,000
Leasing commissions paid	8,000	12,000	7,081	7,000	11,000
Capital expenditures	17,000	21,000	12,827	15,000	20,000
Outstanding forward equity contracts [4]	—	—	—	(105,600)	(109,700)
Cash yield
Acquisitions	5.0%	5.8%	5.8%	5.0%	5.8%
Dispositions	5.5%	6.5%	3.9%	3.0%	4.0%
Mercy disposition	—	—	7.5%	7.5%	7.5%
Re/development (stabilized)	6.0%	7.5%	NA	6.0%	7.5%
Leverage (debt/cap)	31.5%	33.5%	33.8%	32.0%	36.0%
Net debt to adjusted EBITDA	5.0x	5.5x	4.8x	5.0x	5.5x

1COVID-19 Adjusted represents the Company's estimate of full year 2020 results. The Company selected the accrual method related to rent deferral accounting. The current COVID-19 rent deferral agreements provide for the repayment of deferral amounts before year-end of 2020, and as such the accounting method is not expected to impact the full year 2020 results.
2Pre-COVID range was adjusted to reflect the impact of the Mercy disposition.
3This guidance range is based on current in-place leases. Straight-line rent, net was $1.4 million for the year ended December 31, 2019, with a quarterly range of $0.0 million to $0.8 million.
4Range reflects settlement between execution and settlement dates through October 14, 2021.

HEALTHCARE REALTY	3Q 2020 SUPPLEMENTAL INFORMATION 29